UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 9, 2011 (February 9, 2011)
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Office)	07054 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On February 9, 2010, Wyndham Worldwide Corporation (the “Company”) announced that it had commenced a cash tender offer for any and all of the Company’s outstanding $115,780,000 aggregate principal amount of 3.50% Convertible Notes due 2012. The 3.50% Convertible Notes due 2012 are not, by their terms, convertible into shares of the Company’s common stock, but are settled solely in cash. A copy of the offer to purchase, the form of letter of transmittal, the form of notice of voluntary offering instructions, the form of notice of withdrawal and the press release announcing the tender offer are filed and attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
Exhibit 99.1	Offer to Purchase, dated February 9, 2011.
Exhibit 99.2	Form of Letter of Transmittal.
Exhibit 99.3	Form of Notice of Voluntary Offering Instructions.
Exhibit 99.4	Form of Notice of Withdrawal.
Exhibit 99.5	Press Release, dated February 9, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: February 9, 2011	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated February 9, 2011
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Offer to Purchase, dated February 9, 2011.
Exhibit 99.2	Form of Letter of Transmittal.
Exhibit 99.3	Form of Notice of Voluntary Offering Instructions.
Exhibit 99.4	Form of Notice of Withdrawal.
Exhibit 99.5	Press Release, dated February 9, 2011.